Municipal
Income, Inc.
Annual Report
September 30, 1995
Dreyfus Municipal Income, Inc.
Letter to Shareholders
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Municipal Income, Inc. For its annual reporting period ended September 30, 1995, your Fund produced a total return, including bond price changes and interest income, of 11.20% based on net asset value.* Income dividends, exempt from Federal personal income taxes, of $.668 per share were paid.** This is equivalent to a tax-free distribution rate per share of 7.13%, comfortably in excess of the inflation rate of 2.54% as measured by the Consumer Price Index for the same period.

THE ECONOMY

    The Federal Reserve Board relaxed its policy of monetary restraint in July of 1995 when it lowered the Fed Funds rate on July 6th. This reduction ended the upward pressure on short-term rates which had prevailed since the beginning of 1994. Despite the monetary restraint that existed, long-term rates began their decline early in the year. The Fed's policy of restraint was based on concern about inflation, given the strong economic news then prevailing. But by July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, the Fed's fear of inflation.

    The economic reports indicated lagging home and auto sales and a decline in new home construction from earlier in the year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise as the trend of corporate cost cutting, and layoffs in particular, continued. After the easing of the Fed Funds in the early summer, until recently, economic signals were mixed and inflationary expectations remained subdued. Accordingly, interest rates stabilized.

    Recently, however, economic strength has been reflected in some of the indicators. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. The stronger numbers may forestall any immediate easing by the Federal Reserve Board. Nevertheless, one should not rule out the possibility of another Fed move before year-end.

    A word about inflation: despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond investors since easing inflation often results in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Although we strive to maintain a high level of current tax exempt income for the Fund, we always are very concerned with credit quality, so we are mindful of the potential erosion in bond quality if the economy slips back into a recession. As you know, we manage portfolios with a long-term perspective, aware that market conditions can change rapidly.

MARKET ENVIRONMENT

    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected December sales figures tumbled rates and this decline persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year: that business conditions were weaker than monetary policy makers thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, we believe further Fed easing is likely. In our view, this would create a favorable environment for bond markets in general. We are certainly pleased and encouraged by the good year-to-date performance of the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. We are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation.

    While the municipal market and the Fund have performed well, results for municipal securities have been trailing the other fixed income markets. The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.

THE PORTFOLIO

    Market yields have dropped significantly since our last report to you and the Fund has registered a 13.05% total return based on net asset value since the start of the calendar year.* Certainly, management could have elected to lengthen the duration of the portfolio earlier in the year in anticipation of falling interest rates. Although enacting such a strategy might have added to the Fund's total performance, income would have been lowered as higher-yielding bonds were sold. While we are emphasizing yield, we are wary because as municipal bonds age, the possibility increases of having relatively high-yielding bonds redeemed. We are working to lessen any effect this might have on the portfolio. Of course, when possible we will seek to maintain credit quality and income in the Fund, while limiting price volatility of the underlying bonds.

    The issuance of new tax-exempt bonds continues at a lackluster pace while, at the same time, a substantial number of outstanding bonds are being retired. Therefore our strategies are influenced and their implementations limited, at times, by the fact that there exists a limited inventory of securities from which to choose.

    The Fund's goal-to maximize current income exempt from Federal income taxes to the extent consistent with the preservation of capital - continues to guide our portfolio management decisions. The high level of volatility exhibited by the market in recent years highlights the need to maintain a disciplined, long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund.

                              Very truly yours,



          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

October 16, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market value per share at the end of the period.

    Source: Lipper Analytical Services, Inc. The Consumer Price Index is published by the Bureau of Labor Statistics and is a widely accepted measure of inflation in the United States.





Dreyfus Municipal Income, Inc.
Selected Information

                                                                        SEPTEMBER 30, 1995 (UNAUDITED)

Market Price per share September 30, 1995...........................                   $ 9 3/8
Shares Outstanding September 30, 1995...............................                20,083,550
American Stock Exchange Ticker Symbol...............................                       DMF


MARKET PRICE (AMERICAN STOCK EXCHANGE)

                                                    Fiscal Year Ended September 30,1995

                             ____________________________________________________________________________________

                            Quarter                   Quarter                    Quarter                 Quarter
                             Ended                     Ended                      Ended                   Ended
                        December 31,1994           March 31,1995               June 30,1995         September 30,1995
                       ________________           ______________                 ________           _________________
High                          $9 1\8                    $9 7\8                     $9 3\4                  $ 9 3\8
Low                            7 3\4                     8 5\8                      8 7\8                    8 3\4
Close                          8 5\8                     9 1\2                      8 15\16                  9 3\8


PERCENTAGE GAIN based on change in Market Price*

October 24, 1988 (commencement of operations) through September 30, 1995..............                    55.80%
October 1, 1990 through September 30, 1995............................................                    47.97
October 1, 1994 through September 30, 1995............................................                    13.48
January 1, 1995 through September 30, 1995............................................                    14.55
April 1, 1995 through September 30, 1995..............................................                     2.13
July 1, 1995 through September 30, 1995...............................................                     6.68

NET ASSET VALUE PER SHARE

            October 24, 1988 (commencement of operations)...........                    $9.26
            September 30, 1994......................................                     9.41
            December 31, 1994.......................................                     9.08
            March 31, 1995..........................................                     9.54
            June 30, 1995...........................................                     9.62
            September 30, 1995......................................                     9.74

PERCENTAGE GAIN based on change in Net Asset Value*

October 24, 1988 (commencement of operations) through September 30, 1995..............                    74.80%
October 1, 1990 through September 30, 1995............................................                    52.25
October 1, 1994 through September 30, 1995............................................                    11.20
January 1, 1995 through September 30, 1995............................................                    13.05
April 1, 1995 through September 30, 1995..............................................                     5.66
July 1, 1995 through September 30, 1995...............................................                     2.97

*With dividends reinvested.


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

Dreyfus Municipal Income, Inc.
Statement of Investments                                                                             SEPTEMBER 30, 1995

                                                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                                Amount           Value
                                                                                                     _______           _______

Arizona-1.5%
Tucson Airport Authority, Special Facility Revenue (Lockheed Aeromod Center Inc.)

    8.70%, 9/1/2019.........................................................                         $ 2,500,000     $2,870,975

California-1.9%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue

    Zero Coupon, 1/1/2019...................................................                         18,000,000       3,576,600

Colorado-7.7%
City and County of Denver,

    Airport Revenue:

      8.25%, 11/15/2012.....................................................                          6,500,000       7,296,965
      8%, 11/15/2017........................................................                          2,000,000       2,151,720
      8.50%, 11/15/2023.....................................................                          2,475,000       2,809,125

    Special Facilities Airport Revenue,

      (United Airlines Inc. Project) 6.875%, 10/1/2032......................                          2,480,000       2,508,966

Florida-11.0%
Orange County Health Facilities Authority, Revenue (Health Facility-Mental
Health Services)

    9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)..............................                          4,840,000       5,850,350

Palm Beach County, Solid Waste IDR:
    (Okeelanta Power Limited Partnership Project)

      6.85%, 2/15/2021......................................................                         7,450,000         7,369,689

    (Osceola Power Limited Partnership Project)

      6.95%, 1/1/2022.......................................................                         2,700,000         2,696,355

Pinellas County Housing Finance Authority, SFMR (Multi-County Program)
    6.70%, 2/1/2028.........................................................                          5,000,000       5,159,750

Georgia-4.0%
Private Colleges and Universities Facilities Authority, Revenue,

    Refunding (Clark Atlanta University Project) 8.25%, 1/1/2015............                         7,000,000      7,749,350

Illinois-20.2%
Chicago O'Hare International Airport, Special Facility Revenue:

    (American Airlines Inc. Project):
      7.875%, 11/1/2025.....................................................                         2,000,000         2,143,540
      Refunding 8.20%, 12/1/2024............................................                         1,000,000         1,148,080
    (United Airlines Inc. Project):
      8.40%, 5/1/2018.......................................................                          8,280,000       9,056,830
      8.50%, 5/1/2018.......................................................                          2,000,000       2,190,320

Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility Acquisition):
      8.75%, 3/1/2010.......................................................                          2,155,000       2,322,314
      8.50%, 9/1/2010.......................................................                          5,000,000       5,298,200



Dreyfus Municipal Income, Inc.
Statement of Investments (continued)                                                                     SEPTEMBER 30, 1995

                                                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         Amount          Value
                                                                                                   _______          _______
Illinois (continued)
Illinois Health Facilities Authority, Revenue, Refunding (Galesburg Cottage
Hospital)

    9.625%, 5/1/2011 (Prerefunded 5/1/1997) (a).............................                         $5,000,000     $ 5,516,600

Robbins, RRR (Robbins Resource Recovery Partners)

    9.25%, 10/15/2016.......................................................                         10,000,000      11,007,200

Indiana-3.2%
Fishers Economic Development, First Mortgage Revenue

    (United Student Funds Inc.) 8.375%, 9/1/2014............................                          5,700,000       6,104,244

Kentucky-1.9%
Perry County, SWDR (TJ International Project)

    7%, 6/1/2024............................................................                         3,500,000         3,546,725

Massachusetts-3.3%
Massachusetts Housing Finance Agency, Residential Housing Revenue

    8.10%, 8/1/2023.........................................................                           505,000          528,962

Massachusetts Industrial Finance Agency, Revenue
    (Water Treatment-American Hingham) 6.95%, 12/1/2035.....................                          5,640,000        5,713,151

Michigan-7.0%
Michigan Hospital Finance Authority, HR,

    Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.....                         7,670,000         8,278,691

Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
    7.50%, 1/1/2021.........................................................                          5,000,000       5,059,650

Nevada-1.7%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                          3,000,000       3,187,950

New Hampshire-2.8%
New Hampshire Industrial Development Authority, PCR

    (Public Service Co. Project) 7.65%, 5/1/2021............................                          5,000,000       5,303,950

New York-3.7%
New York City:

    8.25%, 11/15/2010.......................................................                          1,555,000       1,722,940
    8.25%, 11/15/2010 (Prerefunded 11/15/2001) (a)..........................                          1,445,000       1,742,728

New York City Industrial Development Agency, Special Facility Revenue
    (American Airlines Inc. Project) 7.75%, 7/1/2019........................                          3,390,000       3,601,977

North Dakota-.6%
North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012...................                         1,137,000      1,199,057

Pennsylvania-6.8%
Huntingdon County Industrial Development Authority, First Mortgage Revenue
    (Presbyterian Homes-Woodland Retirement Center Project) 8%, 12/1/2020...                          3,000,000       3,191,520
Lancaster County Hospital Authority, Health Care Revenue
    (United Church Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a)                      2,000,000         2,373,120



Dreyfus Municipal Income, Inc.
Statement of Investments (continued)                                                                 SEPTEMBER 30, 1995

                                                                                                     Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          Amount          Value
                                                                                                    _______          _______

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, HR
    (United Hospital Inc.- Saint Christopher) 8.50%, 11/1/2017..............                         $ 4,865,000     $ 5,065,195

Pennsylvania Economic Development Financing Authority, RRR
    (Northampton Generating) 6.60%, 1/1/2019................................                         2,500,000         2,371,900

Texas-14.5%
Alliance Airport Authority Inc., Special Facilities Revenue (American Airlines Inc. Project)

    7.50%, 12/1/2029........................................................                          2,375,000       2,504,936

Austin, Convention Center Revenue
    8.25%, 11/15/2014 (Prerefunded 11/15/1999)(a)...........................                          5,500,000       6,176,005

Bell County Health Facilities Development Corp., Revenue
    (Southern Healthcare-Southview) 10.50%, 3/1/2020........................                          4,895,000       5,460,275

Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue,
    Refunding (Woodlands Medical Center Project) 8.85%, 8/15/2014...........                         5,205,000      5,659,709

Texas Housing Agency, Mortgage Revenue:
    Residential Development:

      8.40%, 7/1/2020.......................................................                          1,610,000       1,726,645
      8.40%, 1/1/2021.......................................................                          2,170,000       2,313,046
    Single Family 9.375%, 9/1/2016..........................................                          3,845,000       3,945,393

Utah-4.0%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration)

    9.25%, 7/1/2018.........................................................                         7,000,000         7,651,840

West Virginia-2.6%
Braxton County, SWDR (Weyerhaeuser Co. Project)

    6.50%, 4/1/2025.........................................................                         5,000,000         5,072,750

Wyoming-1.6%
Sweetwater County, SWDR (FMC Corp. Project)

    7%, 6/1/2024............................................................                         3,000,000         3,090,480

                                                                                                                      __________

TOTAL INVESTMENTS

    (cost $177,137,430).....................................................                                        $191,315,768

                                                                                                                    ============






Dreyfus Municipal Income, Inc.



SUMMARY OF ABBREVIATIONS
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFMR    Single Family Mortgage Revenue
PCR           Pollution Control Revenue                          SWDR    Solid Waste Disposal Revenue



SUMMARY OF COMBINED RATINGS (UNAUDITED)

Fitch (b)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            _______                        _________________          ______________________

AAA                                Aaa                            AAA                                8.8%
AA                                 Aa                             AA                                 4.8
A                                  A                              A                                  1.5
BBB                                Baa                            BBB                               39.9
BB                                 Ba                             BB                                 2.6
F1                                 MIG1/P1                        SP1/A1                             2.7
Not Rated (c)                      Not Rated (c)                  Not Rated (c)                     39.7
                                                                                                   _____

                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:

    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire bonds in full at the earliest refunding date.

    (b) Fitch currently provides creditworthiness information for a limited number of investments.

    (c) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




See notes to financial statements.


Dreyfus Municipal Income, Inc.
Statement of Assets and Liabilities                                                                        SEPTEMBER 30, 1995
ASSETS:

    Investments in securities, at value
      (cost $177,137,430)-see statement.....................................                                     $191,315,768
    Cash....................................................................                                           81,535
    Interest receivable.....................................................                                        4,340,849
    Prepaid expenses........................................................                                            7,096

                                                                                                                   ___________

                                                                                                                   195,745,248

                                                                                                                   ___________

LIABILITIES:

    Due to The Dreyfus Corporation..........................................                    $112,571
    Accrued expenses........................................................                     116,098              228,669

                                                                                               __________         ___________

NET ASSETS..................................................................                                       $195,516,579
                                                                                                                   ___________

REPRESENTED BY:

    Paid-in capital.........................................................                                       $187,005,400
    Accumulated undistributed investment income-net.........................                                         1,316,576
    Accumulated net realized (loss) on investments..........................                                        (6,983,735)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         14,178,338
                                                                                                                    ___________

NET ASSETS at value applicable to 20,083,550 shares outstanding
    (110 million shares of $.001 par value Common Stock authorized).........                                       $195,516,579
                                                                                                                    ===========

NET ASSET VALUE, per share
    ($195,516,579 / 20,083,550 shares)......................................                                              $9.74
                                                                                                                         ======








See notes to financial statements.



Dreyfus Municipal Income, Inc.
Statement of Operations

INVESTMENT INCOME:                                                                                 YEAR ENDED SEPTEMBER 30, 1995
    Interest Income.........................................................                                         $14,584,714
    Expenses:
      Management fee-Note 2(a)..............................................                   $  1,323,079
      Shareholder servicing costs-Note 2(b).................................                         92,047
      Professional fees.....................................................                         59,125
      Shareholders' reports.................................................                         57,160
      Directors' fees and expenses-Note 2(c)................................                         35,604
      Custodian fees........................................................                         20,889
      Registration fees.....................................................                         9,062
      Miscellaneous.........................................................                         12,943

                                                                                                 __________

            Total Expenses..................................................                                          1,609,909

                                                                                                                    ___________

            INVESTMENT INCOME-NET...........................................                                         12,974,805

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized (loss) on investments-Note 3...............................                    $ (6,240,533)
    Net unrealized appreciation on investments..............................                      13,217,463
                                                                                                 ___________

            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          6,976,930
                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $19,951,735
                                                                                                                    ===========






See notes to financial statements.



Dreyfus Municipal Income, Inc.
Statement of Changes in Net Assets

                                                                                                     Year Ended September 30,
                                                                                                          ________________

                                                                                                       1994             1995
                                                                                                     _______           _______
OPERATIONS:

    Investment income-net...................................................                        $ 13,397,733    $12,974,805
    Net realized (loss) on investments......................................                            (733,724)    (6,240,533)
    Net unrealized appreciation (depreciation) on investments for the year..                         (17,910,279)    13,217,463

                                                                                                     ___________     __________

      Net Increase (Decrease) In Net Assets Resulting From Operations.......                          (5,246,270)    19,951,735
                                                                                                     ___________     __________

DIVIDENDS TO SHAREHOLDERS FROM:

    Investment income-net...................................................                         (13,971,942)    (13,407,003)
    Net realized gain on investments........................................                          (1,517,848)         __

                                                                                                     ___________     __________

      Total Dividends.......................................................                         (15,489,790)    (13,407,003)

                                                                                                     ___________     __________

CAPITAL STOCK TRANSACTIONS;

    Dividends reinvested-Note 1(c)..........................................                         2,466,951          241,835

                                                                                                     ___________     __________

      Total Increase (Decrease) In Net Assets...............................                        (18,269,109)       6,786,567

NET ASSETS:

    Beginning of year.......................................................                         206,999,121     188,730,012
                                                                                                     ___________     __________

    End of year (including undistributed investment income-net:
      $1,748,774 in 1994 and $1,316,576 in 1995)............................                        $188,730,012    $195,516,579
                                                                                                    ============     ===========




                                                                                                      Shares            Shares
                                                                                                     ___________     __________

CAPITAL SHARE TRANSACTIONS;

    Increase In Shares Outstanding As A Result Of Dividends Reinvested......                            243,882           25,537
                                                                                                    ============     ===========






See notes to financial statements.



Dreyfus Municipal Income, Inc.
Financial Highlights

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the financial statements and market price data for the Fund's shares.




                                                                                   Year Ended September 30,

                                                               ______________________________________________________

PER SHARE DATA:                                                  1991           1992        1993         1994        1995
                                                                _____          _____       _____         _____      _____

    Net asset value, beginning of year...........               $ 9.34        $ 9.83       $10.06       $10.45     $ 9.41
                                                                _____          _____       _____         _____      _____

    Investment Operations:
    Investment income-net........................                 .72            .71         .71          .67         .65
    Net realized and unrealized gain (loss) on investments        .49            .30         .44         (.93)        .35
                                                                _____          _____       _____         _____      _____

      Total from Investment Operations...........                1.21            1.01        1.15        (.26)        1.00
                                                                _____          _____       _____         _____      _____

    Distributions:
    Dividends from investment income-net.........                (.68)          (.70)       (.70)        (.70)       (.67)
    Dividends from net realized gain on investments              (.04)          (.08)       (.06)        (.08)          -

                                                                _____          _____       _____         _____      _____

      Total Distributions........................                (.72)          (.78)       (.76)        (.78)       (.67)

                                                                _____          _____       _____         _____      _____

    Net asset value, end of year.................             $  9.83           $10.06      $10.45     $ 9.41     $ 9.74
                                                               =======          ======      ======     ======     ======

    Market Value, end of year....................            $     10           $10 1\2     $10 3\4    $ 8 7\8    $ 9 3\8
                                                               =======          ======      ======     ======     ======

TOTAL INVESTMENT RETURN*.........................              16.61%            13.61%     10.30%     (10.77%)    13.48%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets......                .88%             .86%       .83%        .84%       .85%
    Ratio of net investment income to average net assets        7.61%            7.20%       7.01%      6.76%      6.86%
    Portfolio Turnover Rate......................              36.40%            22.75%     11.94%      14.41%     36.09%
    Net Assets, end of year (000's Omitted)......             $188,441          $195,991   $206,999   $188,730    $195,517

*  Calculated based on market value.






See notes to financial statements.



Dreyfus Municipal Income, Inc.
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

    On September 28, 1995, the Board of Directors declared a cash dividend of $.052 per share from investment income-net, payable on October 26, 1995 to shareholders of record as of the close of business on October 12, 1995.





Dreyfus Municipal Income, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)



    (D) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                                                                                               Net Increase
                                                                                     Net Realized &               (Decrease)
                                                                                      Unrealized               In Net Assets
                                   Total Investment         Net Investment            Gain (Loss)              Resulting From
                                       Income                   Income               On Investments              Operations
                                    _________________      ________________          _______________          _________________

                                  (000's)       Per      (000's)       Per        (000's)        Per          (000's)      Per
Quarter Ended                    Omitted      Share     Omitted       Share       Omitted       Share        Omitted      Share
                                 _______     _______     _______     _______      _______      _______       _______     _______

December 31, 1993.............. $  3,857       $0.19     $ 3,415      $0.17       $ (691)       $(0.03)      $2,724      $ 0.14
March 31, 1994.................    3,810        0.19       3,398       0.17       (13,072)       (0.65)      (9,674)      (0.48)
June 30, 1994..................    3,725        0.19       3,316       0.17        (1,564)       (0.08)       1,752        0.09
September 30, 1994.............    3,673        0.18       3,269       0.16       (3,317)        (0.17)        (48)       (0.01)
                                 _______     _______     _______     _______      _______      _______       _______     _______

    Total......................  $15,065       $0.75     $13,398      $0.67     $(18,644)      $(0.93)      $ (5,246)    $(0.26)
                                 =======     =======     =======     =======     =======       =======       =======     =======

December 31, 1994..............  $ 3,662       $0.18     $3,267      $0.16        $(6,326)     $(0.31)      $ (3,059)    $(0.15)
March 31, 1995.................    3,666        0.18      3,252       0.16          9,315        0.46         12,567        0.62
June 30, 1995..................    3,639        0.19      3,258       0.17          1,681        0.09          4,939        0.26
September 30, 1995.............    3,618        0.18      3,198       0.16          2,307        0.11          5,505        0.27
                                 _______     _______     _______     _______      _______      _______       _______     _______
Total......................      $14,585       $0.73     $12,975     $0.65        $ 6,977      $ 0.35        $19,952      $ 1.00
                                 =======     =======     =======     =======     =======       =======       =======     =======



    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $734,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through September 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the average weekly value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. There was no expense reimbursement for the year ended September 30, 1995.

    (B) The Fund compensates Mellon Bank, N.A. (the parent of the Manager) under a Transfer Agency Agreement for providing transfer agency services for the Fund. Such compensation amounted to $92,047 for the year ended September 30, 1995.



Dreyfus Municipal Income, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)



    (C) Prior to February 1, 1995, certain officers, of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. Each director who is not an "affiliated person" receives an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities amounted to $110,826,054 and $111,356,924, respectively, for the year ended September 30, 1995, and consisted entirely of long-term and short-term municipal investments.

    At September 30, 1995, accumulated net unrealized appreciation on investments was $14,178,338, consisting of $14,181,983 gross unrealized appreciation and $3,645 gross unrealized depreciation.

    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Dreyfus Municipal Income, Inc.
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS MUNICIPAL INCOME, INC.

    We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

[Ernst and Young LLP signature logo]





New York, New York
November 3, 1995







Dreyfus Municipal Income, Inc.
DIVIDEND REINVESTMENT PLAN (Unaudited)

    The Fund generally distributes net investment income monthly. From and after any issuance of Preferred Stock, monthly distributions to the holders of the Common Stock (the "Common Shareholders") will consist of all net investment income of the Fund remaining after payment of dividends on such Preferred Stock. Any net realized short-term capital gains and any net realized long-term capital gains will be distributed at least annually.

    Net realized short- or long-term capital gains, if any, will be distributed to Common Shareholders at least once a year to the extent not necessary to pay dividends on or meet the liquidation preference of shares of any Preferred Stock. While there are any shares of Preferred Stock outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accrued Preferred Stock dividends have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on the Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company.

    Under the Fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has Fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon Bank, N.A., as Plan agent (the "Agent"), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

    A Common Shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

    A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., P.O. Box 750, Pittsburgh, Pennsylvania 15230, Attention: Dividend Reinvestment, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.



Dreyfus Municipal Income, Inc.
DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)



    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

    The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.





Dreyfus Municipal Income, Inc.
Important Tax Information (Unaudited)

    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.





OFFICERS AND DIRECTORS
DREYFUS MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166



Directors
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz

Officers
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Frederick C. Dey
Vice President and Assistant Secretary
    Eric B. Fischman
Assistant Treasurer
    John J. Pyburn
Assistant Treasurer
    Joseph F. Tower, III
Assistant Secretary
    Ruth Leibert
Portfolio Managers
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
L. Lawrence Troutman
Samuel J. Weinstock
Monica S. Wieboldt


MANAGER
The Dreyfus Corporation

CUSTODIAN
The Bank of New York

COUNSEL
Stroock & Stroock & Lavan

TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.

STOCK EXCHANGE LISTING
AMEX Symbol: DMF

INITIAL SEC EFFECTIVE DATE
10/21/88



The Net Asset Value appears in the
following publications: Barron's,
Closed-End Bond Funds section
under the heading "Municipal
Bond Funds" every Monday; Wall
Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds" every
Monday; New York Times,
Business section under the
heading "Closed-End Bond Funds"
every Monday.







Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.



[Dreyfus lion "d" logo]
DREYFUS MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660




Printed in U.S.A.                            856AR959
[Dreyfus logo]